EXECUTION VERSION

AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT
THIS AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT, dated and effective as of November 28, 2018 (this “Amendment”), is entered into by and among (i) TACO BELL FUNDING, LLC, a Delaware limited liability company, as the issuer (the “Issuer”), (ii) TACO BELL IP HOLDER, LLC, a Delaware limited liability company (“IP Holder”), (iii) TACO BELL FRANCHISOR HOLDINGS, LLC, a Delaware limited liability company (“Franchisor Holdco”), (iv) TACO BELL FRANCHISOR, LLC, a Delaware limited liability company (“Taco Bell Franchisor”), (v) TACO BELL FRANCHISE HOLDER 1, LLC, a Delaware limited liability company (“Franchise Holder” and, together with IP Holder, Franchisor Holdco and Taco Bell Franchisor, the “Guarantors” and, together with the Issuer, the “Securitization Entities”), (vi) Taco Bell Corp., a California corporation, as the manager (together with its successors and assigns, the “Manager”) and (vii) Citibank, N.A., a national banking association, not in its individual capacity, but solely in its capacity as trustee under the Base Indenture referred to below (the “Trustee”). Capitalized terms used and not defined herein shall have the meanings set forth or incorporated by reference in Annex A to the Indenture.
RECITALS
WHEREAS, the Issuer and the Trustee have entered into the Base Indenture, dated as of May 11, 2016 (as amended by Amendment No. 1 to Base Indenture, dated as of August 23, 2016 and Amendment No. 2 to Base Indenture, dated as of November 28, 2018 and as the same may be further amended, supplemented or otherwise modified from time to time exclusive of the Series Supplements thereto, the “Base Indenture”), and the Series 2016-1 Supplement thereto, dated as of May 11, 2016 (as the same may be amended, supplemented or otherwise modified from time to time, the “Series 2016-1 Supplement” and, together with the Base Indenture and any additional Series Supplements thereto entered into from time to time, the “Indenture”), pursuant to which the Issuer issued the Notes referred to therein;
WHEREAS, the Issuer, the other Securitization Entities, the Manager and the Trustee have entered into the Management Agreement, dated as of May 11, 2016, (as amended by Amendment No. 1 to Management Agreement, dated as of August 24, 2016, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Management Agreement”);
WHEREAS, the parties desire to amend the Management Agreement, as hereinafter set forth, pursuant Section 8.3(a)(iii) thereof;
WHEREAS, Section 8.3(a)(iii) of the Management Agreement permits the Management Agreement to be amended to cure any ambiguity, defect or inconsistent provision by the Securitization Entities and the Manager without the prior written consent of the Trustee or the Control Party;
WHEREAS, Section 8.7(d) of the Base Indenture provides that the Issuer will not, nor will permit any other Securitization Entity to, without the prior written consent of the Control

Party, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, waiver, supplement, termination or surrender of, the terms of any of the Transaction Documents;
WHEREAS, the prior written consent of the Control Party to this Amendment pursuant to Section 8.7(d) of the Base Indenture is set forth on the signature pages hereof; and
WHEREAS, the prior written consent of the Trustee (acting at the direction of the Control Party) to this Amendment pursuant to Section 8.3(a) of the Management Agreement is set forth on the signature pages hereof.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
1.Amendments to the Management Agreement. The Management Agreement is hereby amended as follows:

(a)The definitions of “Multiemployer Plan”, “Pension Plan” and “Weekly Allocation Date” set forth in Section 1.1 of the Management Agreement are hereby deleted in their entirety in order to incorporate such definitions by reference to Annex A to the Base Indenture.

(b)The definition of “Closing Date” set forth in Section 1.1 of the Management Agreement is hereby amended and restated to read as follows:

“Closing Date” means the original date of this Management Agreement which is May 11, 2016.
(c)The definition of “Pre-Opening Services” set forth in Section 1.1 of the Management Agreement is hereby amended and restated to read as follows:

“Pre-Opening Services” means the services required to be performed under the applicable Franchise Documents by the applicable Securitization Entities prior to the opening of a Branded Restaurant, in each case in accordance with and subject to the terms of this Agreement (including, for the avoidance of doubt, the Managing Standard), the Indenture, the other Transaction Documents and the Managed Documents, including, as may be required under the applicable Franchise Document, (a) providing such Restaurant Operator with the standards established or approved by Taco Bell Franchisor or Franchise Holder, as applicable, for use by Restaurant Operators; (b) inspecting such Branded Restaurant; (c) providing such Restaurant Operator with the Manager’s ongoing operating standards and materials designed for use in the Branded Restaurants; and (d) providing such other Post-Opening Services as are required to be performed under applicable Franchise Documents; provided that such Post-Opening Services provided by the Manager under the Management Agreement will not include any “add-on” type corporate services provided by a Non-

Amendment No. 2 to Management Agreement

Securitization Entity to a Restaurant Operator, whether pursuant to the related Franchise Agreement or otherwise, the cost of which is not included in the royalties payable to Taco Bell Franchisor or Franchise Holder, as applicable, under the related Franchise Agreement, including, without limitation, repairs and maintenance, gift card administration, employee training, back of house (BOH)) support and maintenance fees; Taco Bell IT service desk for front of house (FOH) fees and all access fees.
(d)The definition of “Weekly Management Fee” set forth in Section 1.1 of the Management Agreement is hereby amended by deleting the following final proviso to such definition:

; provided, further, that Retained Collections for the Quarterly Fiscal Period ended (i) June 9, 2015 will be deemed to be $121,743,000, (iii) September 1, 2015 will be deemed to be $121,757,000, (iii) December 22, 2015 will be deemed to be $158,245,000 and (iv) March 15, 2016 will be deemed to be $113,098,000 respectively;
(e)The definition of “Quarterly Fiscal Period” set forth in Section 1.1 of the Management Agreement is hereby amended and restated to read in its entirety as follows:

"Quarterly Fiscal Period" means each of the following quarterly fiscal periods of the Securitization Entities: (i) the first three quarterly fiscal periods of each fiscal year will consist of 12 weeks
(three 4-week periods) and (ii) the fourth quarterly fiscal period of each fiscal year with 52-weeks consists of 16 weeks (four 4-week periods) and each fiscal year with 53-weeks consists of 17 weeks (three 4-week periods and one 5-week period). References to “weeks” in “Quarterly Fiscal Period” means TBC’s fiscal weeks, which begin on each Wednesday and end on each Tuesday. The last day of each fourth Quarterly Fiscal Period of the Securitization Entities in each fiscal year is the last Tuesday in December. The last day of each fourth Quarterly Fiscal Period of the Securitization Entities in each fiscal year is the last Tuesday in December.
(f)Clause (i) of the second proviso to the definition of “Holdco Specified Non-Securitization Debt Cap” set forth in Section 5.4 of the Management Agreement is hereby amended and restated to replace the reference therein to “Series 2016-1 Notes” with “Notes” to read in its entirety as follows:
(i) issued or incurred to refinance the Notes in whole,
2.Effectiveness. This Amendment shall become effective on the date hereof upon the execution and delivery of this Amendment by the signatories hereto.

Amendment No. 2 to Management Agreement

3.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Management Agreement shall remain in full force and effect and each reference to the Management Agreement and words of similar import in the Management Agreement, as amended hereby, shall be a reference to the Management Agreement as amended hereby and as the same may be further amended, supplemented or otherwise modified and in effect from time to time. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Management Agreement other than as set forth herein. This Amendment may not be amended, supplemented or otherwise modified except in accordance with the terms of the Management Agreement.

4.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

5.Counterparts. This Amendment may be executed by the parties hereto in several counterparts (including by facsimile or other electronic means of communication), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

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Amendment No. 2 to Management Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.
TACO BELL FUNDING, LLC,
as the Issuer

By:    /s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Signatory

TACO BELL IP HOLDER, LLC,
as a Guarantor

By:    /s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Signatory

TACO BELL FRANCHISOR HOLDINGS, LLC,
as a Guarantor

By:    /s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Signatory

TACO BELL FRANCHISOR, LLC,
as a Guarantor

By:    /s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Signatory

TACO BELL FRANCHISE HOLDER 1, LLC,
as a Guarantor

By:    /s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Signatory

Amendment No. 2 to Management Agreement

TACO BELL CORP., as the Manager

By:    /s/ Natalia Barsegiyan
Name: Natalia Barsegiyan
Title: Interim Chief Financial Officer

Amendment No. 2 to Management Agreement

CITIBANK, N.A.,
not in its individual capacity but solely as Trustee

By:    /s/ Jacqueline Suarez
Name: Jacqueline Suarez
Title: Senior Trust Officer

Amendment No. 2 to Management Agreement

CONSENT OF CONTROL:
Midland Loan Services, a division of PNC Bank, National Association, as Control Party (in accordance with Section 8.3 of the Management Agreement) hereby consents to the execution and delivery by the Issuer, the Securitization Entities and the Trustee of, and as Control Party hereby directs the Trustee to execute and deliver, this Amendment No. 2 to the Management Agreement.

MIDLAND LOAN SERVICES,
A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,
as Control Party

By:    /s/ David A. Eckles
Name: David A. Eckles
Title: Senior Vice President

Amendment No. 2 to Management Agreement